enstargroup.com ENSTAR GROUP LIMITED Investor Financial Supplement September 30, 2021

| enstargroup.com 2 Table of Contents Page Explanatory Notes 3 Financial Highlights 5 Recent Transactions 6 Book Value Per Share 7 Book Value & Share Price Performance 8 Summary Balance Sheets 9 Summary Earnings Statements 10 Earnings Per Share 11 Non-GAAP Operating Income 12 Reserve/Claims Savings 13 Investment Composition - GAAP 14 Investment Performance - GAAP 15 Investment Composition - Non-GAAP 16 Investment Composition - Non-GAAP Reconciliation 17 Capital Position & Credit Ratings 18 Consolidated Results by Segment 19

3 Explanatory Notes About Enstar Enstar is a NASDAQ-listed leading global insurance group that offers innovative capital release solutions through its network of group companies in Bermuda, the United States, the United Kingdom, Continental Europe, Australia, and other international locations. A market leader in completing legacy acquisitions, Enstar has acquired over 110 companies and portfolios since its formation in 2001. For further information about Enstar, see www.enstargroup.com. Basis of Presentation In this Investor Financial Supplement, the terms "we," "us," "our," "Enstar," or "the Company" refer to Enstar Group Limited and its consolidated subsidiaries. All information contained herein is unaudited. Unless otherwise noted, amounts are in thousands of U.S. Dollars, except for share and per share amounts. Certain prior period comparatives have been reclassified to conform to the current presentation. This Investor Financial Supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by Enstar with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Acquisition of Enhanzed Re On September 1, 2021, we completed the purchase of the entire 27.7% interest in Enhanzed Reinsurance Ltd. (“Enhanzed Re”) held by an affiliate of Hillhouse Group for cash consideration of $217.1 million and assumed Hillhouse Group's affiliate's remaining outstanding capital commitment of $40.2 million (the "Step Acquisition"). Following the completion of the Step Acquisition, our equity interests in Enhanzed Re increased from 47.4% to 75.1% with joint venture partner Allianz SE ("Allianz") continuing to own the remaining 24.9%. Effective September 1, 2021, we consolidated Enhanzed Re (previously accounted for as an equity method investment) and eliminated any intercompany transactions and balances between us and Enhanzed Re. For further information regarding this transaction, refer to Note 2 - "Business Acquisitions" to our unaudited condensed consolidated financial statements included within Item 1 of our Quarterly Report on Form 10-Q for the period ended September 30, 2021. Segment Change During the first quarter of 2021, we revised our segment structure to align with how our chief operating decision maker (“CODM”), who was determined to be our Chief Executive Officer, views our business, assesses performance and allocates resources to our business components. Following the acquisition of Enhanzed Re on September 1, 2021, our business is organized into four reportable segments: (i) Run-off: consists of our acquired property and casualty and other (re)insurance business and StarStone’s non-U.S. operations (“StarStone International”) (from January 1, 2021) following our decision to place it into an orderly run-off (the “StarStone International Run-off”). This segment also includes our consulting and management business, which manages the run- off portfolios of third parties through our service companies. Our primary objective with respect to the Run-off segment is to generate reserve/claims savings over time by settling claims in a timely, cost efficient manner using our claims management expertise, including settling claims for lower than outstanding ultimate loss estimates and implementing reinsurance and commutation strategies; (ii) Enhanzed Re: consists of life and catastrophe business that we have assumed via the acquisition of the controlling interest in Enhanzed Re. Our primary objective of the Enhanzed Re segment is to reinsure products that focus on longevity and investment risks. We seek to deliver high risk-adjusted returns by taking advantage of our composite capital structure and product expertise; (iii) Investments: consists of our investment activities and the performance of our investment portfolio, excluding those investable assets attributable to our Legacy Underwriting segment. Our primary objective of the Investments segment is to obtain the highest possible risk and capital adjusted returns while maintaining prudent diversification of assets and operating within the constraints on a global regulated (re)insurance company. We additionally consider the liquidity requirements and duration of our claims, policyholder benefits and contract liabilities; and (iv) Legacy Underwriting: consists of businesses that we have either, in the case of Atrium Underwriting Group Limited and its subsidiaries (“Atrium”), exited via the sale of the majority of our interest in or, in the case of StarStone International (included in the Legacy Underwriting Segment through December 31, 2020), placed into run-off. Prior to January 1, 2021, this segment comprised SGL No. 1 Limited’s (“SGL No.1’s”) 25% net share of Atrium's Syndicate 609 business at Lloyd’s and StarStone International (through December 31, 2020). From January 1, 2021, this segment comprises SGL No.1's 25% gross share of the 2020 and prior underwriting years of Atrium's Syndicate 609 at Lloyd's, offset by the contractual transfer of the results of that business to the Atrium entities that were divested. There is no net retention for Enstar on Atrium's 2020 and prior underwriting years. For further information regarding these activities, refer to Note 4 - "Divestitures, Held-for-Sale Businesses and Discontinued Operations" to our unaudited condensed consolidated financial statements included within Item 1 of our Quarterly Report on Form 10-Q for the period ended September 30, 2021. In addition, our corporate and other activities, which do not qualify as an operating segment, includes income and expense items that are not directly attributable to our reportable segments. These include (a) holding company income and expenses, (b) the amortization of deferred charge assets and deferred gain liabilities on retroactive reinsurance contracts, (c) the amortization of fair value adjustments associated with the acquisition of companies, (d) changes in the fair value of assets and liabilities related to our assumed retroactive reinsurance contracts for which we have elected the fair value option, (e) corporate expenses not allocated to our reportable segments, (f) debt servicing costs, (g) net foreign exchange (gains) losses, (h) gains (losses) arising on the purchases and sales of subsidiaries (if any), (i) income tax benefit (expense), (j) net earnings (losses) from discontinued operations, net of income tax (if any), (k) net (earnings) loss attributable to noncontrolling interest, and (l) preferred share dividends. Items (b), (c) and (d) highlighted above are included within corporate and other activities since the CODM evaluates the performance of the Run off and Legacy Underwriting segments without consideration of these amounts. Refer to “(p) Acquisitions, Goodwill and Intangible Assets” and “(q) Retroactive Reinsurance” within Note 2 - “Significant Accounting Policies” in the notes to our consolidated financial statements included within our Form 10-K for the year ended December 31, 2020 for further information on these items. Following the re-organization of our reportable segments during the first quarter of 2021 as described above, we restated the prior period comparatives to conform to the current period presentation.

4 Explanatory Notes (continued) Non-GAAP Operating Income (Loss) Attributable to Enstar Ordinary Shareholders In addition to presenting net earnings (loss) attributable to Enstar ordinary shareholders and diluted earnings (loss) per ordinary share determined in accordance with U.S. GAAP, we believe that presenting non-GAAP operating income (loss) attributable to Enstar ordinary shareholders and diluted non-GAAP operating income (loss) per ordinary share provides investors with valuable measures of our performance. Non-GAAP operating income (loss) is net earnings (loss) attributable to Enstar ordinary shareholders excluding: (i) net realized and unrealized (gains) losses on fixed maturity investments and funds held - directly managed included in net earnings (loss), (ii) change in fair value of insurance contracts for which we have elected the fair value option, (iii) (gain) loss on purchases and sales of subsidiaries, if any, (iv) net (earnings) loss from discontinued operations, if any, (v) tax effect of these adjustments where applicable, and (vi) attribution of share of adjustments to noncontrolling interest where applicable. We eliminate the impact of net realized and unrealized (gains) losses on fixed maturity investments and funds held - directly managed, included in net earnings (loss), and change in fair value of insurance contracts for which we have elected the fair value option because these items are subject to significant fluctuations in fair value from period to period, driven primarily by market conditions and general economic conditions, and therefore their impact on our earnings is not reflective of the performance of our core operations. We eliminate the impact of (gain) loss on purchases and sales of subsidiaries and net earnings (loss) from discontinued operations because these are also not reflective of the performance of our core operations. Diluted Non-GAAP operating income (loss) per ordinary share is diluted net earnings per ordinary share excluding the per diluted share amounts of each of the adjustments used to calculate non-GAAP operating income (loss). Reserve/Claims Savings - Non-GAAP Reserve/Claims Savings is a non-GAAP measure calculated using components of amounts determined in accordance with U.S. GAAP for our Run-off segment. Reserve/Claims Savings is calculated by adding (i) the reduction (increase) in estimates of net ultimate losses relating to prior periods, included in net incurred losses and LAE, and (ii) the reduction (increase) in estimates of ultimate net defendant asbestos and environmental (“Defendant A&E”) liabilities relating to prior periods, included in other income (expense). Because the reduction (increase) in estimates of ultimate Defendant A&E liabilities for prior periods is presented as a component of other income (expense) in our consolidated statement of earnings, there is not a U.S. GAAP measure that is directly comparable to Reserve/Claims Savings presented on a non-GAAP basis. However, we believe Reserve/Claims Savings provides investors with a meaningful measure of claims management performance within our Run-off segment that is consistent with management’s view of the business because it combines the reduction (increase) in estimates of net ultimate losses related to our direct exposure to certain acquired asbestos and environmental liabilities with the reduction (increase) in estimates of net ultimate losses related to liabilities that we have insured. For a reconciliation showing the calculation of Reserve/Claims Savings using the applicable components of amounts determined in accordance with U.S. GAAP for our Run-off segment, refer to “Reserve/Claims Savings” on Page 13. Investment Composition - Non-GAAP In certain instances, U.S. GAAP requirements result in classifications of our investment assets that may not correspond to management’s view of the underlying economic exposure of a particular investment. As such, we have prepared a non-GAAP view of our invested assets based on our assessment of the underlying economic exposure of each investment, which is consistent with the manner in which management views our investment portfolio composition. U.S. GAAP requires, in part, that invested assets be classified based upon the legal form of the investment without regard to the underlying economic exposure. Management’s view “looks through” the legal form of an investment and aggregates the classification based upon the underlying economic exposure of each investment. For example: 1. Enstar has certain private equity funds, privately held equity (which are direct investments in companies), public equity, private credit funds and real estate equity funds that are collectively held in limited partnerships. U.S. GAAP requires that the investment be classified as “Private equity funds” within “Other Investments.” For management reporting purposes, we disaggregate private equity funds, privately held equity, public equity, private credit funds and real estate equity funds and present them separately based on the underlying investment. 2. Enstar has certain public equity investments that are held directly on its balance sheet and some that are held in a fund. U.S. GAAP requires that the investment on our balance sheet be classified as “Equities” in our financial statements. Public equity held in fund format is classified as “Equity funds” within “Other Investments”. For management reporting purposes, we have aggregated all directly held public equity and public equity funds into one line item “Equities.” 3. Enstar has certain investments in public shares of exchange traded funds (“ETF”) where the underlying exposure of the ETF is an investment in investment grade fixed income securities. U.S. GAAP requires that the investment be classified as “Equities”. For management reporting, we have classified the investment as “Bond/loan funds.” 4. Enstar has certain investments in public equity investments where the underlying investments are CLO mezzanine debt, CLO equity and Private debt. For management reporting purposes, we have classified these investments as “Bond/loan funds”, “CLO equities” and “Private debt” respectively. 5. Enstar has certain investments in direct CLO equities and some in fund format. For management reporting purposes, we have aggregated all CLO equities into one line item of “CLO equities.” 6. Effective April 1, 2021, the InRe Fund was consolidated by Enstar and the variable interest entity assets and liabilities are presented separately on our balance sheet, which together comprise the the investable assets of the InRe Fund. For management reporting purposes, we have classified the investable assets of the InRe Fund as “Hedge funds.” Cautionary Statement This Investor Financial Supplement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the intent, belief or current expectations of Enstar and its management team. Investors are cautioned that any such forward-looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, including the ongoing COVID-19 pandemic and the related uncertainty and volatility in the financial markets. Important risk factors regarding Enstar can be found under the heading "Risk Factors" in our Form 10-K for the year ended December 31, 2020 and our Form 10-Q for the period ended September 30, 2021, and are incorporated herein by reference. Furthermore, Enstar undertakes no obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law.

Financial Highlights

	Three Months Ended		Nine Months Ended	
	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Key Earnings Metrics				
Net earnings (loss) attributable to Enstar ordinary shareholders	$ (195,958)	$ 615,013	$ 364,565	$ 896,745
Non-GAAP operating income (loss) attributable to Enstar ordinary shareholders (1)	$ (176,037)	$ 574,382	$ 398,234	$ 804,220
Basic net earnings (loss) per ordinary share	$ (10.68)	$ 28.50	$ 17.78	$ 41.58
Diluted net earnings (loss) per ordinary share	$ (10.68)	$ 28.24	$ 17.53	$ 41.14
Diluted non-GAAP operating income (loss) per ordinary share (1)	$ (9.59)	$ 26.37	$ 19.15	$ 36.89
Key Run-off Metrics				
Reduction in estimates of net ultimate losses - prior periods	$ 72,302	$ (4,411)	$ 139,365	$ 79,062
Reduction in estimates of net ultimate defendant A&E liabilities - prior periods	4,983	48,439	18,985	75,332
Total reserve / claims savings (1)	$ 77,285	$ 44,028	$ 158,350	$ 154,394
Key Investment Return Metrics				
Net investment income	$ 92,725	$ 72,130	$ 230,961	$ 241,287
Net realized gains	315,770	53,488	662,111	114,894
Net unrealized gains (losses), trading	(589,035)	446,517	(550,944)	723,658
Total investment return included in net earnings	$ (180,540)	$ 572,135	$ 342,128	$ 1,079,839
Unrealized gains (losses), on fixed income securities, AFS, net of reclassification adjustments excluding foreign exchange	(26,277)	2,948	(73,178)	43,729
Total investment return	$ (206,817)	$ 575,083	$ 268,950	$ 1,123,568
Total investable assets	$ 21,854,977	$ 15,964,697	$ 21,854,977	$ 15,964,697
Annualized investment book yield	1.75 %	2.34 %	1.92 %	2.70 %
Investment return included in net earnings	(0.86)%	3.68 %	1.73 %	7.40 %
Total investment return	(0.99)%	3.70 %	1.36 %	7.70 %
Earnings (losses) from equity method investments	$ (14,147)	$ 149,065	$ 100,825	$ 152,725
Key Shareholder Metrics				
Ordinary shareholders' equity	$ 5,569,865	$ 5,310,885	$ 5,569,865	$ 5,310,885
Total Enstar shareholders' equity	$ 6,079,865	$ 5,820,885	$ 6,079,865	$ 5,820,885
Basic book value per ordinary share	$ 312.60	$ 246.97	$ 312.60	$ 246.97
Fully diluted book value per ordinary share	$ 307.09	$ 242.36	$ 307.09	$ 242.36
Change in fully diluted book value per ordinary share	0.8 %	13.8 %	9.2 %	22.4 %
Annualized GAAP return on opening ordinary shareholders' equity	(11.7)%	52.6 %	7.9 %	27.6 %
Ordinary shares repurchased:				
Shares	3,794,711	81,954	3,843,078	174,464
Cost	$ 890,014	$ 12,864	$ 901,448	$ 25,390
Average price per share	$ 234.54	$ 156.96	$ 234.56	$ 145.53
Total ordinary shares outstanding	17,817,704	21,503,814	17,817,704	21,503,814
Fully diluted ordinary shares outstanding	18,137,559	21,996,788	18,137,559	21,996,788
Key Balance Sheet Metrics				
Total assets	$ 26,053,448	$ 21,770,588	$ 26,053,448	$ 21,770,588
Debt obligations	$ 1,690,738	$ 1,447,908	$ 1,690,738	$ 1,447,908
Total liabilities	$ 19,565,094	$ 15,558,504	$ 19,565,094	$ 15,558,504
Total investable assets to ordinary shareholders' equity	3.92x	3.01x	3.92x	3.01x
Debt to total capitalization attributable to Enstar	21.8 %	19.9 %	21.8 %	19.9 %

(1) Non-GAAP financial measure, refer to the explanatory notes on page 4 for further details. See also pages 12 and 13 for a reconciliation of these measures to the most directly comparable GAAP measures.

5

Recent Transactions

ENSTAR

2021 Transactions Completed Subsequent to September 30, 2021	Date Announced or Completed	Initial Estimate of Liabilities Assumed	Primary Nature of Business
RSA	Completed on October 1, 2021	$ 94,225	ADC on a diversified mix of commercial and personal insurance lines across the U.K. and Ireland

2021 Transactions Completed Between January 1, 2021 and September 30, 2021	Date Completed	Total Assets Assumed	Deferred Charge Asset (1)	Total Assets from Transactions	Total Liabilities Assumed	Net Fair Value Adjustment (2)	Total Liabilities from Transactions	Primary Nature of Business
ProSight	August 4, 2021	$ 478,293	$24,013	$ 502,306	$ 502,306	N/A	$ 502,306	LPT of U.S. discontinued workers' compensation and excess workers' compensation lines of business and ADC on a diversified mix of general liability classes of business
Hiscox	June 3, 2021	532,394	N/A	532,394	532,394	N/A	532,394	LPT of diversified legacy insurance business, including surplus lines broker business
Coca-Cola	May 24, 2021	41,928	6,143	48,071	48,071	N/A	48,071	LPT of U.S. workers' compensation liability
AXA Group	May 3, 2021	1,395,000	91,988	1,486,988	1,486,988	N/A	1,486,988	ADC on a diversified mix of global casualty and professional lines
CNA (3)	February 5, 2021	651,736	105,479	757,215	757,215	N/A	757,215	LPT of U.S. excess workers' compensation liabilities
Liberty Mutual (3)	January 8, 2021	363,159	25,402	388,561	388,561	N/A	388,561	LPT of U.S. energy liability, construction liability and homebuilders liability
Total		**$ 3,462,510**	**$ 253,025**	**$ 3,715,535**	**$ 3,715,535**	**$ —**	**$ 3,715,535**	

2020 Completed Transactions	Date Completed	Total Assets Assumed	Deferred Charge Asset (1)	Total Assets from Transactions	Total Liabilities Assumed	Net Fair Value Adjustment (2)	Total Liabilities from Transactions	Primary Nature of Business
Hannover Re	August 6, 2020	$ 182,498	N/A	$ 182,498	$ 209,713	$ (27,215)	$ 182,498	Novation of U.S. asbestos, environmental and workers' compensation liabilities
Munich Re	July 1, 2020	100,956	N/A	100,956	100,956	N/A	100,956	Business Transfer of Australian public liability, professional liability and builders' warranty liabilities
AXA Group (3)	June 1, 2020	179,681	N/A	179,681	179,681	N/A	179,681	LPT of U.S. construction general liability
Aspen	June 1, 2020	770,000	11,746	781,746	781,746	N/A	781,746	ADC on a diversified mix of property, liability and specialty lines of business across the U.S., U.K. and Europe
Lyft	March 31, 2020	465,000	N/A	465,000	465,000	N/A	465,000	LPT of U.S. motor liabilities
Total		**$ 1,698,135**	**$ 11,746**	**$ 1,709,881**	**$ 1,737,096**	**$ (27,215)**	**$ 1,709,881**	

(1) Where the estimated ultimate losses payable exceed the premium consideration received at the inception of the agreement, a deferred charge asset is recorded.
(2) When the fair value option is elected for any retroactive reinsurance agreement, an initial net fair value adjustment is recorded at the inception of the agreement.
(3) We have ceded 10% of these transactions to Enhanzed Re on the same terms and conditions as those received by us. Effective September 1, 2021 Enhanzed Re was consolidated by us (previously accounted for as an equity method investment) and all intercompany transactions and balances between Enhanzed Re and Enstar were eliminated upon consolidation.

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| enstargroup.com 7 Book Value Per Share September 30, 2021 December 31, 2020 Numerator: Total Enstar shareholder's equity $ 6,079,865 $ 6,674,395 Less: Series D and E preferred shares 510,000 510,000 Total Enstar ordinary shareholders' equity (A) 5,569,865 6,164,395 Proceeds from assumed conversion of warrants(1) — 20,229 Numerator for fully diluted book value per ordinary share calculations (B) $ 5,569,865 $ 6,184,624 Denominator: Ordinary shares outstanding (C) (2) 17,817,704 21,519,602 Effect of dilutive securities: Share-based compensation plans (3) 319,855 298,095 Warrants(1) — 175,901 Fully diluted ordinary shares outstanding (D) 18,137,559 21,993,598 Book value per ordinary share: Basic book value per ordinary share = (A) / (C) $ 312.60 $ 286.45 Fully diluted book value per ordinary share = (B) / (D) $ 307.09 $ 281.20 Growth in Fully Diluted Book Value Per Share $71.68 $82.97 $93.30 $105.20 $119.22 $129.65 $143.68 $159.19 $155.94 $197.93 $281.20 $307.09 Fully Diluted Book Value per Share 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD 2021 $0 $50 $100 $150 $200 $250 $300 $350 (1) Warrants to acquire 175,901 Series C Non-Voting Ordinary Shares for an exercise price of $115.00 per share were exercised on a non-cash basis during the nine months ended September 30, 2021, which resulted in a total of 89,590 Series C Non-Voting Ordinary Shares being issued in the period. (2) Ordinary shares outstanding includes voting and non-voting shares but excludes ordinary shares held in the Enstar Group Limited Employee Benefit Trust (the "EB Trust") in respect of awards made under our Joint Share Ownership Plan, a sub-plan to our Amended and Restated 2016 Equity Incentive Plan (the "JSOP"). (3) Share-based dilutive securities include restricted shares, restricted share units, and performance share units ("PSUs"). The amounts for PSUs, and for ordinary shares held in the EB Trust in respect of the JSOP, are adjusted at the end of each period end to reflect the latest estimated performance multipliers for the respective awards. The JSOP shares did not have a dilutive effect as at September 30, 2021.

| enstargroup.com 8 Book Value & Share Price Performance (1) Source: S&P Market Intelligence Comparison of 10 Year Cumulative Total Return & Fully Diluted BVPS Enstar Fully Diluted BVPS ESGR Share Price (1) S&P 500 (1) S&P Insurance Index (1) 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD 2021 (50)% —% 50% 100% 150% 200% 250% 300% 350%

Summary Balance Sheets

ENSTAR

	September 30, 2021	December 31, 2020
ASSETS		
Short-term and fixed maturity investments, trading	$ 3,935,779	$ 4,600,021
Short-term and fixed maturity investments, AFS	5,460,737	3,658,895
Funds held - directly managed	3,056,392	1,074,890
Other investments, including equities	4,004,143	5,090,829
Equity method investments	505,488	832,295
Total investments	16,962,539	15,256,930
Cash and restricted cash	2,034,691	1,373,116
Premiums receivable	332,052	405,793
Reinsurance balances recoverable	1,676,607	2,089,163
Insurance balances recoverable	213,419	249,652
Funds held by reinsured companies	2,410,021	635,819
Variable interest entity assets of the InRe Fund	1,130,274	—
Other assets	1,293,845	925,533
Assets held for sale	—	711,278
TOTAL ASSETS	$ 26,053,448	$ 21,647,284
LIABILITIES		
Losses and loss adjustment expenses	$ 13,877,785	$ 10,593,282
Future policyholder benefits	1,498,210	—
Defendant asbestos and environmental liabilities	659,921	706,329
Insurance and reinsurance balances payable	554,837	494,412
Debt obligations	1,690,738	1,373,259
Variable interest entity liabilities of the InRe Fund	682,548	—
Other liabilities	601,055	942,905
Liabilities held for sale	—	483,657
TOTAL LIABILITIES	19,565,094	14,593,844
COMMITMENTS AND CONTINGENCIES		
REDEEMABLE NONCONTROLLING INTEREST	181,417	365,436
SHAREHOLDERS' EQUITY		
Ordinary shareholders' equity [(1)]	5,569,865	6,164,395
Series D & E preferred shares	510,000	510,000
Total Enstar shareholders' equity	6,079,865	6,674,395
Noncontrolling interest	227,072	13,609
TOTAL SHAREHOLDERS' EQUITY	6,306,937	6,688,004
TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST AND SHAREHOLDERS' EQUITY	$ 26,053,448	$ 21,647,284

[(1)] Ordinary shareholders' equity includes voting ordinary shares, non-voting convertible ordinary Series C and Series E shares, Series C preferred shares, treasury shares, JSOP voting ordinary shares, additional paid-in capital, accumulated other comprehensive income and retained earnings.

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Summary Earnings Statements

ENSTAR

	Three Months Ended		Nine Months Ended	
	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
INCOME				
Net premiums earned	$ 51,594	$ 161,724	$ 204,114	$ 463,946
Fees and commission income	6,653	10,787	24,525	28,325
Net investment income [(1)]	92,725	72,130	230,961	241,287
Net realized and unrealized gains (losses) [(1)]	(273,265)	500,005	111,167	838,552
Other income	5,278	48,404	2,470	67,761
Net gain on purchase and sales of subsidiaries	46,688	—	61,582	—
	(70,327)	793,050	634,819	1,639,871
EXPENSES				
Net incurred losses and LAE	(26,711)	109,686	(42,914)	339,678
Acquisition costs	10,947	37,708	49,917	132,818
General and administrative expenses	93,499	115,828	269,216	359,086
Interest expense	18,158	15,003	50,638	42,436
Net foreign exchange (gains) losses	(2,584)	8,156	(9,089)	1,375
	93,309	286,381	317,768	875,393
EARNINGS (LOSS) BEFORE INCOME TAXES	(163,636)	506,669	317,051	764,478
Income tax expense	(9,839)	(13,915)	(13,279)	(25,295)
Earnings (loss) from equity method investments	(14,147)	149,065	100,825	152,725
NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS	(187,622)	641,819	404,597	891,908
Net earnings from discontinued operations, net of income taxes	—	4,031	—	810
NET EARNINGS (LOSS)	(187,622)	645,850	404,597	892,718
Net (earnings) loss attributable to noncontrolling interest	589	(21,912)	(13,257)	30,802
NET EARNINGS (LOSS) ATTRIBUTABLE TO ENSTAR	(187,033)	623,938	391,340	923,520
Dividends on preferred shares	(8,925)	(8,925)	(26,775)	(26,775)
NET EARNINGS (LOSS) ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS	$ (195,958)	$ 615,013	$ 364,565	$ 896,745
COMPREHENSIVE INCOME (LOSS)				
NET EARNINGS (LOSS)	$ (187,622)	$ 645,850	$ 404,597	$ 892,718
Other comprehensive income (loss), net of income taxes:				
Unrealized gains (losses) arising during the period, net of reclassification adjustments	(30,183)	9,331	(78,154)	61,542
Cumulative currency translation adjustment	1,342	1,891	2,361	—
Total other comprehensive income (loss)	(28,841)	11,222	(75,793)	61,542
Comprehensive income (loss)	(216,463)	657,072	328,804	954,260
Comprehensive (income) loss attributable to noncontrolling interest	870	(22,546)	(13,606)	23,962
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO ENSTAR	$ (215,593)	$ 634,526	$ 315,198	$ 978,222

[(1)] Includes amounts attributed to the InRe Fund. Refer to Note 12 - "Variable Interest Entities" to our unaudited condensed consolidated financial statements included within Item 1 of our Quarterly Report on Form 10-Q for the period ended September 30, 2021 for additional information.

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Earnings Per Share

	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020
Numerator:				
Earnings (loss) attributable to Enstar ordinary shareholders:				
Net earnings (loss) from continuing operations [1]	$ (195,958)	$ 612,636	$ 364,565	$ 896,267
Net earnings from discontinued operations [2]	—	2,377	—	478
Net earnings (loss) attributable to Enstar ordinary shareholders:	(195,958)	615,013	364,565	896,745
Denominator:				
Weighted-average ordinary shares outstanding — basic [3]	18,349,483	21,578,106	20,502,755	21,564,447
Effect of dilutive securities:				
Share equivalents:				
Share-based compensation plans [4]	198,885	143,581	210,226	180,437
Warrants [5]	—	57,042	80,659	54,743
Weighted-average ordinary shares outstanding — diluted	18,548,368	21,778,729	20,793,640	21,799,627
Earnings (loss) per share attributable to Enstar ordinary shareholders:				
Basic:				
Net earnings (loss) from continuing operations	$ (10.68)	$ 28.39	$ 17.78	$ 41.56
Net earnings from discontinued operations	—	0.11	—	0.02
Net earnings (loss) per ordinary share	$ (10.68)	$ 28.50	$ 17.78	$ 41.58
Diluted [6]:				
Net earnings (loss) from continuing operations	$ (10.68)	$ 28.13	$ 17.53	$ 41.13
Net earnings from discontinued operations	—	0.11	—	0.02
Net earnings (loss) per ordinary share	$ (10.68)	$ 28.24	$ 17.53	$ 41.14

(1) Net earnings (loss) from continuing operations attributable to Enstar ordinary shareholders equals net earnings (loss) from continuing operations, plus net loss (earnings) from continuing operations attributable to noncontrolling interest, less dividends on preferred shares.

(2) Net earnings from discontinued operations attributable to Enstar ordinary shareholders equals net earnings from discontinued operations, net of income tax benefit (expense), plus net earnings from discontinued operations attributable to noncontrolling interest; refer to Note 4 - "Divestitures, Held-for-Sale Businesses and Discontinued Operations" to our unaudited condensed consolidated financial statements included within Item 1 of our Quarterly Report on Form 10-Q for the period ended September 30, 2021 for a breakdown by period.

(3) Weighted-average ordinary shares for basic earnings per share includes ordinary shares (voting and non-voting) but excludes ordinary shares held in the EB Trust in respect of JSOP awards.

(4) Share-based dilutive securities include restricted shares, restricted share units, and performance share units. Certain share-based compensation awards, including the ordinary shares held in the EB Trust in respect of JSOP awards, were excluded from the calculation for the three and nine months ended September 30, 2021 and 2020 because they were anti-dilutive.

(5) Warrants to acquire 175,901 Series C Non-Voting Ordinary Shares for an exercise price of $115.00 per share were exercised on a non-cash basis during the nine months ended September 30, 2021, which resulted in a total of 89,590 Series C Non-Voting Ordinary Shares being issued in the period. As of September 30, 2021, there were no warrants outstanding following the exercise described. The warrants presented in the table above are a weighted-average of the warrants outstanding for the period.

(6) During a period of loss, the basic weighted average ordinary shares outstanding is used in the denominator of the diluted loss per ordinary share computation as the effect of including potentially dilutive securities would be anti-dilutive.

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11

Non-GAAP Operating Income

ENSTAR

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2021	2020	2021	2020
Net earnings (loss) attributable to Enstar ordinary shareholders (A)	$ (195,958)	$ 615,013	$ 364,565	$ 896,745
Adjustments:				
Net realized and unrealized (gains) losses on fixed maturity investments and funds held - directly managed (1)	86,816	(67,294)	182,855	(207,097)
Change in fair value of insurance contracts for which we have elected the fair value option	(10,877)	21,042	(68,636)	96,848
Net gain on purchase and sales of subsidiaries	(46,688)	—	(61,582)	—
Net earnings from discontinued operations	—	(4,031)	—	(810)
Tax effects of adjustments (2)	(3,317)	5,771	(14,596)	19,070
Adjustments attributable to noncontrolling interest (3)	(6,013)	3,881	(4,372)	(536)
Non-GAAP operating income (loss) attributable to Enstar ordinary shareholders (B) (4)	$ (176,037)	$ 574,382	$ 398,234	$ 804,220
Diluted net earnings (loss) per ordinary share	$ (10.68)	$ 28.24	$ 17.53	$ 41.14
Adjustments:				
Net realized and unrealized (gains) losses on fixed maturity investments and funds held - directly managed (1)	4.73	(3.09)	8.79	(9.50)
Change in fair value of insurance contracts for which we have elected the fair value option	(0.59)	0.97	(3.30)	4.44
Net gain on purchase and sales of subsidiaries	(2.54)	—	(2.96)	—
Net earnings from discontinued operations	—	(0.19)	—	(0.04)
Tax effects of adjustments (2)	(0.18)	0.26	(0.70)	0.87
Adjustments attributable to noncontrolling interest (3)	(0.33)	0.18	(0.21)	(0.02)
Diluted non-GAAP operating income (loss) per ordinary share (4) (5)	$ (9.59)	$ 26.37	$ 19.15	$ 36.89
Weighted average ordinary shares outstanding:				
Basic	18,349,483	21,578,106	20,502,755	21,564,447
Diluted	18,548,368	21,778,729	20,793,640	21,799,627
Opening ordinary shareholders' equity (C)	$ 6,677,308	$ 4,676,913	$ 6,164,395	$ 4,332,183
Annualized GAAP return on opening ordinary shareholders' equity = (A * (4 / # of Quarters) / (C)	(11.7)%	52.6 %	7.9 %	27.6 %

(1) Represents the net realized and unrealized gains and losses related to fixed maturity securities included in net earnings (loss). Our fixed maturity securities are held directly on our balance sheet and also within the "Funds held - directly managed" balance. Refer to Note 5 - "Investments" to our unaudited condensed consolidated financial statements included within Item 1 of our Quarterly Report on Form 10-Q for the period ended September 30, 2021 for further details on our net realized and unrealized gains and losses.
(2) Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate.
(3) Represents the impact of the adjustments on the net earnings (loss) attributable to noncontrolling interest associated with the specific subsidiaries to which the adjustments relate.
(4) Non-GAAP financial measure, refer to the explanatory notes on page 4 for further details.
(5) During a period of loss, the basic weighted average ordinary shares outstanding is used in the denominator of the diluted loss per ordinary share computation as the effect of including potentially dilutive securities would be anti-dilutive.

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12

Reserve/Claims Savings

	Financial Statement Note Reference [1]	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020
Reconciliation of reserve/claims savings to GAAP line items in the Run-off segment:					
Net incurred losses and LAE:					
Reduction (increase) in estimates of net ultimate losses - prior periods (A)	Note 8	$ 72,302	$ (4,411)	$ 139,365	$ 79,062
Increase in estimates of net ultimate losses - current period	Note 8	(35,020)	(8,218)	(118,155)	(24,153)
Reduction in provisions for unallocated LAE	Note 8	12,858	14,605	41,302	34,509
Net incurred losses and LAE - Run-off	Note 8	$ 50,140	$ 1,976	$ 62,512	$ 89,418
Other income:					
Reduction in estimates of net ultimate defendant A&E liabilities - prior periods (B)	Note 10	$ 4,983	$ 48,439	$ 18,985	$ 75,332
Reduction in estimated future defendant A&E expenses	Note 10	997	3,124	4,505	6,127
All other income - Run-off		(1)	4,096	—	2,862
Other income - Run-off	Note 21	$ 5,979	$ 55,659	$ 23,490	$ 84,321
Reserve/claims savings: total reduction in net ultimate losses [2] = (A) + (B)		$ 77,285	$ 44,028	$ 158,350	$ 154,394

[1] Refer to the corresponding note to our consolidated financial statements included within Item 1 of our Quarterly Report on Form 10-Q for the period ended September 30, 2021 for further details.
[2] Non-GAAP financial measure, refer to the explanatory notes on page 4 for further details.

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13

Investment Composition - GAAP

	September 30, 2021		December 31, 2020	
Short-term and fixed maturity investments, trading and AFS and funds held - directly managed				
U.S. government & agency	$ 848,492	3.9 %	$ 951,048	5.5 %
U.K. government	35,988	0.2 %	51,082	0.3 %
Other government	677,494	3.1 %	502,153	2.9 %
Corporate	6,721,668	30.8 %	5,686,732	33.0 %
Municipal	289,798	1.3 %	162,669	0.9 %
Residential mortgage-backed	602,217	2.8 %	553,945	3.2 %
Commercial mortgage-backed	1,080,582	4.9 %	854,090	4.9 %
Asset-backed	944,036	4.3 %	557,460	3.2 %
Structured products	1,033,097	4.7 %	—	— %
Total	12,233,372	56.0 %	9,319,179	53.9 %
Other assets included within funds held - directly managed	219,536	1.0 %	14,627	0.1 %
Equities				
Publicly traded equities	257,470	1.2 %	260,767	1.5 %
Exchange-traded funds	1,335,831	6.1 %	311,287	1.8 %
Privately held equities	359,124	1.6 %	274,741	1.6 %
Total	1,952,425	8.9 %	846,795	4.9 %
Other investments				
Hedge funds [(1)]	215,378	1.0 %	2,638,339	15.3 %
Fixed income funds	597,982	2.7 %	552,541	3.2 %
Equity funds	4,831	— %	190,767	1.1 %
Private equity funds	598,901	2.7 %	363,103	2.1 %
CLO equities	153,795	0.7 %	128,083	0.7 %
CLO equity funds	199,714	0.9 %	166,523	1.0 %
Private credit funds	230,004	1.1 %	192,319	1.1 %
Real estate debt fund	50,666	0.2 %	11,883	0.1 %
Other	447	— %	476	— %
Total	2,051,718	9.4 %	4,244,034	24.6 %
Equity method investments	505,488	2.3 %	832,295	4.8 %
Total investments	16,962,539	77.6 %	15,256,930	88.3 %
Cash and cash equivalents (including restricted cash)	2,034,691	9.3 %	1,373,116	8.0 %
Funds held by reinsured companies	2,410,021	11.0 %	635,819	3.7 %
Net variable interest assets of the InRe Fund [(2)]	447,726	2.1 %	—	— %
Total investable assets	$ 21,854,977	100.0 %	$ 17,265,865	100.0 %
Duration (in years) [(3)]	5.89		4.82	
Average Credit Rating [(3)]	A+		A+	

(1) As of December 31, 2020, includes our investment in the InRe Fund of $2.4 billion.
(2) Includes amounts of the InRe Fund as described in Note 12 - "Variable Interest Entities" to our unaudited condensed consolidated financial statements included within Item 1 of our Quarterly Report on Form 10-Q for the period ended September 30, 2021.
(3) Calculation includes cash and cash equivalents, short-term investments, fixed maturities and the fixed maturities within our funds held - directly managed portfolios at September 30, 2021 and December 31, 2020.

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14

Investment Performance - GAAP

	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020
Net investment income:				
Fixed income securities [1]	$ 71,013	$ 63,472	$ 209,714	$ 214,130
Cash and restricted cash	(546)	678	(1,013)	3,546
Other investments, including equities	14,402	10,771	41,457	33,880
Less: Investment expenses	(5,361)	(2,791)	(12,243)	(10,269)
Net investment income (expense) of the InRe Fund [2]	13,217	—	(6,954)	—
Total net investment income	**$ 92,725**	**$ 72,130**	**$ 230,961**	**$ 241,287**
Net realized gains:				
Fixed income securities [1]	$ 18,852	$ 45,156	$ 43,505	$ 105,683
Other investments, including equities	21,452	8,332	21,435	9,211
Net realized gains of the InRe Fund [2]	275,466	—	597,171	—
Total net realized gains	**$ 315,770**	**$ 53,488**	**$ 662,111**	**$ 114,894**
Net unrealized gains (losses):				
Fixed income securities, trading [1]	$ (76,571)	$ 22,138	$ (232,143)	$ 101,414
Other investments, including equities	48,208	115,176	270,239	(7,155)
Net unrealized gains (losses) of the InRe Fund [2]	(560,672)	309,203	(589,040)	629,399
Total net unrealized gains (losses)	**$ (589,035)**	**$ 446,517**	**$ (550,944)**	**$ 723,658**
Total investment return included in earnings (A)	**$ (180,540)**	**$ 572,135**	**$ 342,128**	**$ 1,079,839**
Other comprehensive income (loss):				
Unrealized gains (losses), on fixed income securities, AFS, net of reclassification adjustments excluding foreign exchange (B) [1]	$ (26,277)	$ 2,948	$ (73,178)	$ 43,729
Total investment return = (A) + (B)	**$ (206,817)**	**$ 575,083**	**$ 268,950**	**$ 1,123,568**
Annualized income from fixed income assets [3]	$ 281,868	$ 256,600	$ 278,266	$ 290,235
Average aggregate fixed income assets, at cost [3] [4]	16,081,944	10,984,792	14,506,405	10,735,478
Annualized investment book yield	1.75 %	2.34 %	1.92 %	2.70 %
Average aggregate invested assets, at fair value [4]	$ 20,944,120	$ 15,529,010	$ 19,821,784	$ 14,591,198
Investment return included in net earnings	(0.86)%	3.68 %	1.73 %	7.40 %
Total investment return	(0.99)%	3.70 %	1.36 %	7.70 %

[1] Fixed income securities includes both trading and available-for-sale ("AFS") short-term and fixed maturity investments as well as funds held - directly managed whereas, fixed income securities, trading excludes AFS investments and fixed income securities, AFS excludes trading investments.

[2] Prior to the consolidation of the InRe Fund on April 1, 2021, all income or loss from the InRe Fund was determined by the change in net asset value (NAV) of our holdings in the fund, which was included within net unrealized gains (losses) from other investments, including equities. Prior period amounts have been reclassified to net unrealized gains of the InRe Fund to conform to current period presentation. Refer to Note 12 - "Variable Interest Entities" to our unaudited condensed consolidated financial statements included within Item 1 of our Quarterly Report on Form 10-Q for the period ended September 30, 2021 for further information.

[3] Fixed income assets includes fixed income securities and cash and restricted cash.

[4] These amounts are an average of the amounts disclosed in our quarterly and annual U.S. GAAP consolidated financial statements.

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15

| enstargroup.com 16 Composition of investable assets September 30, 2021 December 31, 2020 Fixed maturities $ 12,233,372 56.0% $ 9,319,179 54.0 % Equities 865,853 4.0% 830,600 4.8 % Bond/loan funds 1,650,426 7.6% 763,140 4.4 % Hedge funds 663,105 3.0% 2,638,339 15.3 % Private equities 464,728 2.1% 225,921 1.3 % CLO equities 384,656 1.8% 294,606 1.7 % Private credit 341,056 1.6% 298,597 1.7 % Real estate 81,598 0.4% 39,161 0.2 % Other 447 — % 465 — % Cash and cash equivalents (including restricted cash) 2,034,691 9.3% 1,373,116 8.0 % Funds held 2,629,557 12.0% 650,446 3.8 % Total managed cash and investments 21,349,489 97.7% 16,433,570 95.2 % Equity method investments 505,488 2.3% 832,295 4.8 % Total investable assets (2) $ 21,854,977 100.0% $ 17,265,865 100.0% (1) Non-GAAP financial measures, refer to the explanatory notes on page 4 for further details. See also page 17 for a reconciliation to the most directly comparable GAAP measures. (2) Agrees to the total investable assets per GAAP on page 14. Investment Composition - Non-GAAP (1)

17 September 30, 2021 December 31, 2020 Equities - GAAP $ 1,952,425 $ 846,795 Less: Exchange traded funds backed by fixed income securities (986,188) (156,362) Less: Bond fund held in equity format (66,257) (54,248) Less: CLO equity in equity format (31,147) — Less: Private debt in equity format (15,419) — Plus: Equities held in fund format 4,831 190,767 Plus: Privately held equity in fund format 3,538 3,648 Plus: LP structure with underlying public equities 4,070 — Equities - Non-GAAP 865,853 830,600 Hedge funds - GAAP 215,378 2,638,339 Plus: Net assets of consolidated VIE 447,727 — Hedge funds - Non-GAAP 663,105 2,638,339 Fixed income funds - GAAP 597,982 552,541 Plus: Exchange traded funds backed by fixed income securities 986,188 156,362 Plus: Bond fund held in equity format 66,256 54,237 Bond/loan funds - Non-GAAP 1,650,426 763,140 Private equity funds - GAAP 598,901 363,103 Less: Private credit held in fund format (95,633) (106,278) Less: Real estate held in fund format (30,932) (27,256) Less: Privately held equity in fund format (3,538) (3,648) Less: LP Structure with underlying public equities (4,070) — Private equities - Non-GAAP 464,728 225,921 CLO equities - GAAP 153,795 128,083 Plus: CLO equity funds 199,714 166,523 Plus: Equities in CLO equity format 31,147 — CLO equities - Non-GAAP 384,656 294,606 Private credit funds - GAAP 230,004 192,319 Plus: Private credit held in fund format 95,633 106,278 Plus: Private debt in equity format 15,419 — Private credit - Non-GAAP 341,056 298,597 Funds held by reinsured companies - GAAP 2,410,021 635,819 Plus: Other assets and liabilities in funds held format 219,536 14,627 Funds held - Non-GAAP 2,629,557 650,446 Real estate debt fund - GAAP 50,666 — Plus: Real estate held in fund format 30,932 27,256 Plus: Real estate held in other — 11,905 Real estate - Non-GAAP 81,598 39,161 Short-term and fixed maturity investments, trading and AFS and funds held - directly managed (2) 12,233,372 9,319,179 Other 447 465 Cash and cash equivalents (including restricted cash) - GAAP 2,034,691 1,373,116 Total managed cash and investments 21,349,489 16,433,570 Equity method investments 505,488 832,295 Total investable assets $ 21,854,977 $ 17,265,865 Investment Composition - Non-GAAP Reconciliation (1) (1) Non-GAAP financial measures, refer to the explanatory notes on page 4 for further details. (2) Agrees to fixed maturities - non-GAAP on page 16.

Capital Position & Credit Ratings

ENSTAR

Capital position		September 30, 2021		December 31, 2020		Change
Ordinary shareholders' equity	$	5,569,865	$	6,164,395	$	(594,530)
Series D and E preferred shares		510,000		510,000		—
Total Enstar shareholders' equity (A)		6,079,865		6,674,395		(594,530)
Noncontrolling interest		227,072		13,609		213,463
Total shareholders' equity (B)		6,306,937		6,688,004		(381,067)
Senior notes		1,269,369		843,447		425,922
Subordinated notes		421,369		344,812		76,557
Revolving credit facility		—		185,000		(185,000)
Total debt (C)		1,690,738		1,373,259		317,479
Redeemable noncontrolling interest (D)		181,417		365,436		(184,019)
Total capitalization = (B) + (C) + (D)	$	8,179,092	$	8,426,699	$	(247,607)
Total capitalization attributable to Enstar = (A) + (C)	$	7,770,603	$	8,047,654	$	(277,051)
Debt to total capitalization		20.7 %		16.3 %		4.4 %
Debt and Series D and E Preferred Shares to total capitalization		26.9 %		22.3 %		4.6 %
Debt to total capitalization attributable to Enstar		21.8 %		17.1 %		4.7 %
Debt and Series D and E Preferred Shares to total capitalization available to Enstar		28.3 %		23.4 %		4.9 %

Credit ratings [1]	Standard and Poor's	Fitch Ratings
Long-term issuer	BBB (Outlook: Positive)	BBB (Outlook: Positive)
2022 and 2029 Senior notes	BBB	BBB-
2031 Senior notes	BBB-	BBB-
Junior subordinated notes	BB+	BB+
2031 Subordinated notes	Not Rated	Not Rated
Series D and E preferred shares	BB+	BB+

[1] Credit ratings are provided by third parties, Standard and Poor's and Fitch Ratings, and are subject to certain limitations and disclaimers. For information on these ratings, refer to the rating agencies' websites and other publications.

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18

Consolidated Results by Segment - Quarter to Date

ENSTAR

	Three Months Ended September 30, 2021					
	Run-off	Enhanzed Re [1]	Investments [1]	Legacy Underwriting	Corporate & Other [2]	Total
INCOME						
Net premiums earned	$ 38,880	$ —	$ —	$ 12,714	$ —	$ 51,594
Fees and commission income	6,653	—	—	—	—	6,653
Net investment income	—	—	92,430	295	—	92,725
Net realized and unrealized losses	—	—	(272,738)	(527)	—	(273,265)
Other income (expense)	5,979	—	—	(2,029)	1,328	5,278
Net gain on purchase and sales of subsidiaries	—	—	—	—	46,688	46,688
	51,512	—	(180,308)	10,453	48,016	(70,327)
EXPENSES						
Net incurred losses and loss adjustment expenses	(50,140)	—	—	5,498	17,931	(26,711)
Acquisition costs	8,053	—	—	2,894	—	10,947
General and administrative expenses	47,062	—	8,786	2,061	35,590	93,499
	4,975	—	8,786	10,453	53,521	77,735
EARNINGS (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	46,537	—	(189,094)	—	(5,505)	(148,062)
Loss from equity method investments	—	—	(14,147)	—	—	(14,147)
SEGMENT INCOME (LOSS)	$ 46,537	$ —	$ (203,241)	$ —	(5,505)	(162,209)
Interest expense					(18,158)	(18,158)
Net foreign exchange gains					2,584	2,584
Income tax expense					(9,839)	(9,839)
NET LOSS						(187,622)
Net loss attributable to noncontrolling interest					589	589
NET LOSS ATTRIBUTABLE TO ENSTAR						(187,033)
Dividends on preferred shares					(8,925)	(8,925)
NET LOSS ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS					$ (39,254)	$ (195,958)

[1] On September 1, 2021, we acquired control of Enhanzed Re through a step acquisition. Prior to that date, the results of Enhanzed Re were recorded in earnings from equity method investments within the Investments segment. As we record Enhanzed Re's results on a one quarter lag, there are no Enhanzed Re operating results to report for this quarter.
[2] Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo and Morse TEC. Net incurred losses and loss adjustment expenses for corporate and other activities includes amortization of deferred charge assets and deferred gain liabilities on retroactive reinsurance contracts and fair value adjustments associated with the acquisition of companies and the changes in the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option.

19

Consolidated Results by Segment - Quarter to Date

ENSTAR

	Three months ended September 30, 2020				
	Run-off	Investments	Legacy Underwriting	Corporate & Other [1]	Total
INCOME					
Net premiums earned	$ 17,476	$ —	$ 144,248	$ —	$ 161,724
Fees and commission income	3,637	—	7,150	—	10,787
Net investment income	—	64,054	8,076	—	72,130
Net realized and unrealized gains	—	486,671	13,334	—	500,005
Other income (expense)	55,659	—	171	(7,426)	48,404
	76,772	550,725	172,979	(7,426)	793,050
EXPENSES					
Net incurred losses and loss adjustment expenses	(1,976)	—	75,874	35,788	109,686
Acquisition costs	2,730	—	34,978	—	37,708
General and administrative expenses	42,173	7,549	32,669	33,437	115,828
	42,927	7,549	143,521	69,225	263,222
EARNINGS (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	33,845	543,176	29,458	(76,651)	529,828
Earnings from equity method investments	—	149,065	—	—	149,065
SEGMENT INCOME (LOSS)	$ 33,845	$ 692,241	$ 29,458	(76,651)	678,893
Interest expense				(15,003)	(15,003)
Net foreign exchange losses				(8,156)	(8,156)
Income tax expense				(13,915)	(13,915)
NET EARNINGS FROM CONTINUING OPERATIONS					641,819
Net earnings from discontinued operations, net of income taxes				4,031	4,031
NET EARNINGS					645,850
Net earnings attributable to noncontrolling interest				(21,912)	(21,912)
NET EARNINGS ATTRIBUTABLE TO ENSTAR					623,938
Dividends on preferred shares				(8,925)	(8,925)
NET EARNINGS (LOSS) ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS				$ (140,531)	$ 615,013

[1] Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo and Morse TEC. Net incurred losses and loss adjustment expenses for corporate and other activities includes amortization of deferred charge assets and deferred gain liabilities on retroactive reinsurance contracts and fair value adjustments associated with the acquisition of companies and the changes in the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option.

20

Consolidated Results by Segment - Year to Date

ENSTAR

	Nine Months Ended September 30, 2021					
	Run-off	Enhanzed Re [1]	Investments [1]	Legacy Underwriting	Corporate & Other [2]	Total
INCOME						
Net premiums earned	$ 154,120	$ —	$ —	$ 49,994	$ —	$ 204,114
Fees and commission income	24,525	—	—	—	—	24,525
Net investment income	—	—	229,620	1,341	—	230,961
Net realized and unrealized gains (losses)	—	—	112,793	(1,626)	—	111,167
Other income (expense)	23,490	—	—	(11,096)	(9,924)	2,470
Net gain on purchase and sales of subsidiaries	—	—	—	—	61,582	61,582
	202,135	—	342,413	38,613	51,658	634,819
EXPENSES						
Net incurred losses and loss adjustment expenses	(62,512)	—	—	20,257	(659)	(42,914)
Acquisition costs	37,124	—	—	12,793	—	49,917
General and administrative expenses	138,791	—	24,629	5,563	100,233	269,216
	113,403	—	24,629	38,613	99,574	276,219
EARNINGS (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	88,732	—	317,784	—	(47,916)	358,600
Earnings from equity method investments	—	—	100,825	—	—	100,825
SEGMENT INCOME (LOSS)	$ 88,732	$ —	$ 418,609	$ —	(47,916)	459,425
Interest expense					(50,638)	(50,638)
Net foreign exchange gains					9,089	9,089
Income tax expense					(13,279)	(13,279)
NET EARNINGS						404,597
Net earnings attributable to noncontrolling interest					(13,257)	(13,257)
NET EARNINGS ATTRIBUTABLE TO ENSTAR						391,340
Dividends on preferred shares					(26,775)	(26,775)
NET EARNINGS (LOSS) ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS					$ (142,776)	$ 364,565

(1) On September 1, 2021, we acquired control of Enhanzed Re through a step acquisition. Prior to that date, the results of Enhanzed Re were recorded in earnings from equity method investments within the Investments segment. As we record Enhanzed Re's results on a one quarter lag, there are no Enhanzed Re operating results to report this period.

(2) Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo and Morse TEC. Net incurred losses and loss adjustment expenses for corporate and other activities includes amortization of deferred charge assets and deferred gain liabilities on retroactive reinsurance contracts and fair value adjustments associated with the acquisition of companies and the changes in the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option.

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Consolidated Results by Segment - Year to Date

ENSTAR

	Nine Months Ended September 30, 2020				
	Run-off	Investments	Legacy Underwriting	Corporate & Other [(1)]	Total
INCOME					
Net premiums earned	$ 44,023	$ —	$ 419,923	$ —	$ 463,946
Fees and commission income	12,588	—	15,737	—	28,325
Net investment income	—	215,280	26,007	—	241,287
Net realized and unrealized gains	—	838,483	69	—	838,552
Other income (expense)	84,321	—	321	(16,881)	67,761
	140,932	1,053,763	462,057	(16,881)	1,639,871
EXPENSES					
Net incurred losses and loss adjustment expenses	(89,418)	—	276,787	152,309	339,678
Acquisition costs	13,226	—	119,592	—	132,818
General and administrative expenses	118,026	21,817	128,789	90,454	359,086
	41,834	21,817	525,168	242,763	831,582
EARNINGS (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	99,098	1,031,946	(63,111)	(259,644)	808,289
Earnings from equity method investments	—	152,725	—	—	152,725
SEGMENT INCOME (LOSS)	$ 99,098	$ 1,184,671	$ (63,111)	(259,644)	961,014
Interest expense				(42,436)	(42,436)
Net foreign exchange losses				(1,375)	(1,375)
Income tax expense				(25,295)	(25,295)
NET EARNINGS FROM CONTINUING OPERATIONS					891,908
Net earnings from discontinued operations, net of income taxes				810	810
NET EARNINGS					892,718
Net loss attributable to noncontrolling interest				30,802	30,802
NET EARNINGS ATTRIBUTABLE TO ENSTAR					923,520
Dividends on preferred shares				(26,775)	(26,775)
NET EARNINGS (LOSS) ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS				$ (323,913)	$ 896,745

[(1)] Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo and Morse TEC. Net incurred losses and loss adjustment expenses for corporate and other activities includes amortization of deferred charge assets and deferred gain liabilities on retroactive reinsurance contracts and fair value adjustments associated with the acquisition of companies and the changes in the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option.

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